SUMMARY PROSPECTUS

Lord Abbett Series Fund

Mid Cap Value Portfolio

MAY 1, 2011

CLASS/TICKER
CLASS VC	NO TICKER

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund at www.lordabbett.com/seriesfunds. You can also get this information at no cost by calling 888-522-2388 (Option #2) or by sending an email request to literature@lordabbett.com. The current prospectus and statement of additional information dated May 1, 2011, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of variable annuity contracts or variable life insurance policies (together, “Variable Contracts”). If such fees and expenses were reflected, expenses shown would be higher.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class	VC Shares
Management Fees	0.75%
Other Expenses	0.46%
Total Annual Fund Operating Expenses	1.21%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The example does not reflect variable contract expenses, fees, and charges. If these expenses, fees, and charges were included, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
VC Shares	$123	$384	$665	$1,466

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the fee table or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68.22% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of mid-sized companies. In selecting investments, the Fund may invest in U.S. and foreign (which may include emerging market) companies. Foreign companies may be traded on U.S. or non-U.S. securities exchanges and may include American Depositary Receipts (“ADRs”). The Fund’s investments primarily include the following types of securities and other financial instruments:

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Equity securities, including common stocks, preferred stocks, convertible securities, and equity interests in trusts (including real estate investment trusts), partnerships, joint ventures, and limited liability companies. The Fund also may invest in securities that have equity characteristics or are tied to the price of stock, including rights and convertible debt securities.

•	Mid-sized companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap® Index.

•

Value companies that portfolio management believes to be underpriced or undervalued according to certain financial measurements of intrinsic worth or business prospects and have the potential for capital appreciation.

SUMMARY – MID CAP VALUE PORTFOLIO

At its discretion and consistent with the Fund’s investment objective, the Fund selectively may use derivatives, including futures, forwards, options, and swaps, to hedge against the decline in value of the Fund’s investments and for other risk management purposes, to efficiently gain targeted investment exposure, and to seek to increase the Fund’s investment returns.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

The Fund primarily invests in stocks and other equity securities, which may experience significant volatility at times and may fall sharply in response to adverse events. Individual securities also may experience dramatic movements in price. In addition to the risks of overall market movements, risks of events affecting a particular industry or sector, and risks that are specific to an individual security, the principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Mid-Sized Company Risk: The Fund invests primarily in equity securities of mid-sized companies, which typically involve greater investment risks than larger companies. As compared to larger companies, mid-sized companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, mid-sized company securities tend to be more sensitive to changing economic conditions and tend to be more volatile than equity securities of larger companies.

•	Value Investing Risk: The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth.

•

Portfolio Management Risk: If the strategies used and securities selected by the Fund’s portfolio management fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Foreign Company Risk: The Fund’s investment exposure to foreign (which may include emerging market companies) generally is subject to the risk that the value of securities issued by foreign companies may be adversely affected by political, economic and social volatility, lack of transparency or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement.

SUMMARY – MID CAP VALUE PORTFOLIO

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Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility, and counterparty risk, which means that the counterparty may fail to perform its obligations under the derivatives contract.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the Fund’s prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class VC shares from calendar year to calendar year. This chart does not reflect the sales charges or other expenses of Variable Contracts. If those sales charges and expenses were reflected, returns would be lower.

Bar Chart (per calendar year) — Class VC Shares

Best Quarter 3rd Q ’09 +19.07%	Worst Quarter 4th Q ’08 -21.22%

SUMMARY – MID CAP VALUE PORTFOLIO

The table below shows how the average annual total returns of the Fund’s Class VC shares compare to those of two broad-based securities market indices.

Average Annual Total Returns (for the periods ended December 31, 2010)
Class	1 Year	5 Years	10 Years
Class VC Shares	25.43%	1.69%	5.90%
Index
Russell Midcap® Value Index (reflects no deduction for fees, expenses, or taxes)	24.75%	4.08%	8.07%
S&P MidCap 400® Value Index (reflects no deduction for fees, expenses, or taxes)	22.78%	4.70%	8.46%

INVESTMENT ADVISER

The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers. The portfolio managers jointly and primarily responsible for the day-to-day management of the Fund are:

Portfolio Manager/Title	Member of the Investment Management Team Since
Robert P. Fetch, Partner and Director	2009
Jeff Diamond, Portfolio Manager	2008

PURCHASE AND SALE OF FUND SHARES

Because the Fund serves as an underlying investment vehicle for Variable Contracts, Fund shares currently are available only to certain insurance company separate accounts at net asset value (“NAV”).

TAX INFORMATION

For information about the federal income tax treatment of Fund distributions to the insurance company separate accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract. Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

SUMMARY – MID CAP VALUE PORTFOLIO

PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES

The Fund and its related companies may make payments to the sponsoring insurance company, its affiliates, or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary to recommend the Fund over another investment. Ask your individual financial professional or visit your insurance company’s or financial intermediary’s website for more information.

SUMMARY – MID CAP VALUE PORTFOLIO

SEC File Number: 811-05876

SF-MCVP8 (5/11)